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                                                                   EXHIBIT 23.5


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use in Amendment No. 1 of this Registration Statement of ebank Financial Services, Inc. on Form SB-2/A of our report, dated March 10, 2003, appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to our Firm under the captions "Experts" and "Selected Consolidated Financial Data" in such Prospectus.


                                                   /s/ PORTER KEADLE MOORE, LLP

Atlanta, Georgia
January 16, 2004